Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
Intangible Assets

NOTE D – INTANGIBLE ASSETS

On January 6, 2012, we entered into a Master License Agreement (the “License Agreement”) with Health Discovery Corporation, a Georgia corporation (“HDC”). We were granted an exclusive worldwide license to certain of HDC’s “Licensed Patents” and “Licensed Know-How” (as defined in the License Agreement) to, among other things, use, develop, make, have made, sell, offer to sell, modify, and commercially exploit “Licensed Uses” (as defined in the License Agreement) and “Licensed Products” (as defined in the License Agreement), in the fields of laboratory testing, molecular diagnostics, clinical pathology, anatomic pathology and digital image analysis (excluding non-pathology-related radiologic and photographic image analysis) relating to the development, marketing production or sale of any “Laboratory Developed Tests” or LDTs (as defined in the License Agreement) or other products used for diagnosing, ruling out, predicting a response to treatment, and/or monitoring treatment of any or all hematopoietic and solid tumor cancers excluding cancers affecting the retina and breast cancer (collectively with certain other qualifications as defined in the License Agreement, the “Field” or “Field of Use”); provided, that the exclusion for breast cancer shall be in effect only so long as that certain license agreement between HDC and the licensee of the technology for breast cancer applications is in full force and effect and such licensee is not in material breach of any its obligations under that agreement.

The License Agreement allows us, among other things, to develop and sell, without limitation, any gene, gene-product or protein-based LDTs using HDC’s technology in the Field and provides for sublicensing rights and the assignment of the License Agreement, in whole or in part, in our sole discretion. The License Agreement further provides us with access to certain HDC personnel and consulting resources in the fields of mathematics and in genetic and molecular test development. The Licensed Know-How also includes, among other things, certain tests, algorithms and computer software which have already been developed by HDC.

We have agreed to use our best efforts to commercialize certain products within one year of the date of the License Agreement, subject to two one-year extensions per product if needed, including LDTs for prostate, colon and pancreatic cancer and software to automate the interpretation of cytogenetics and flow cytometry (collectively, the “Initial Licensed Products”).

If we have not generated $5.0 million of net revenue from products, services and sublicensing arrangements pursuant to the License Agreement by January 5, 2017, HDC may, at its option, revoke the exclusivity with respect to any one or more of the Initial Licensed Products, subject to certain conditions.

In addition, the License Agreement provides for milestone payments to HDC, in cash or stock, based on sublicensing revenue and revenue generated from products developed as a result of the License Agreement. Milestone payments are in increments of $500,000 for every $2,000,000 in GAAP revenue recognized by us up to a total of $5,000,000 in potential milestone payments. After $20,000,000 in cumulative GAAP revenue has been recognized by us, HDC will receive a royalty of (i) 6.5% (subject to adjustment under certain circumstances) of Net Revenue (as defined in the License Agreement) generated from all Licensed Uses except for the cytogenetics and flow cytometry interpretation system and (ii) a royalty of 50% of Net Revenue (after the recoupment of certain development and commercialization costs) that we derive from any sublicensing arrangements for the cytogenetics and flow cytometry interpretation system.

Intangible assets as of December 31, 2013 and December 31, 2012 consisted of the following (in thousands):

	Weighted Average Amortization Period	December 31, 2013
		COST	Accumulated Amortization	Net
Support Vector Machine (SVM) technology	108 months	$500	$112	$388

Laboratory developed test (LDT) technology	164 months	$1,482	$188	$1,294

Flow Cytometry and Cytogenetics technology	202 months	$1,000	$105	$895

Total		$2,982	$405	$2,577

	Weighted Average Amortization Period	December 31, 2012
		COST	Accumulated Amortization	Net
Support Vector Machine (SVM) technology	108 months	$500	$56	$444

Laboratory developed test (LDT) technology	164 months	$1,482	$81	$1,401

Flow Cytometry and Cytogenetics technology	202 months	$1,000	$45	$955

Total		$2,982	$182	$2,800

We recorded straight-line amortization expense of intangibles as a research and development expense in the consolidated statement of operations in each period is as follows (in thousands):

	For the Years Ended December 31,
	2013	2012	2011
Amortization of intangible assets	223	182	—

We will record all amortization of intangibles in that category until the time that we have products, services or cost savings directly attributable to these intangible assets that would require that it be recorded in cost of goods sold.

The estimated amortization expense related to amortizable intangible assets for each of the five succeeding fiscal years and thereafter as of December 31, 2013 is as follows (in thousands):

Years Ending December 31,
2014	$223
2015	223
2016	223
2017	223
2018	223
Thereafter	1,462

Total	$2,577